July 27, 2017 Kraton Corporation Second Quarter 2017 Earnings Presentation

Kraton Second Quarter 2017 Earnings Call 2 Disclaimers Forward Looking Statements Some of the statements and information in this presentation contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. This presentation includes forward-looking statements that reflect our plans, beliefs, expectations, and current views with respect to, among other things, future events and financial performance. Forward-looking statements are often identified by words such as “outlook,” “believes,” “estimates,” “expects,” “projects,” “may,” “intends,” “plans”, “on track” “on trend”, or “anticipates,” or by discussions of strategy, plans or intentions, including all matters described on the slide titled “2017 Modeling Assumptions” and our expectations for targeted debt reduction, cost reductions, G&A synergies and operation cost improvements. All forward-looking statements in this presentation are made based on management's current expectations and estimates, which involve known and unknown risks, uncertainties, and other important factors that could cause actual results to differ materially from those expressed in forward-looking statements. These risks and uncertainties are more fully described in our latest Annual Report on Form 10-K, including but not limited to “Part I, Item 1A. Risk Factors” and “Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations” therein, and in our other filings with the Securities and Exchange Commission, and include, but are not limited to, risks related to: the integration of Arizona Chemical (now, AZ Chem Holdings LP); Kraton's ability to repay its indebtedness; Kraton's reliance on third parties for the provision of significant operating and other services; conditions in the global economy and capital markets; fluctuations in raw material costs; limitations in the availability of raw materials; competition in Kraton's end-use markets; and other factors of which we are currently unaware or deem immaterial. Readers are cautioned not to place undue reliance on our forward-looking statements. Forward-looking statements speak only as of the date they are made, and we assume no obligation to update such information in light of new information or future events.

Kraton Second Quarter 2017 Earnings Call 3 GAAP Disclaimer This presentation includes the use of non-GAAP financial measures, as defined below. Tables included in this presentation reconcile each of these non- GAAP financial measures with the most directly comparable GAAP financial measure. For additional information on the impact of the spread between the FIFO basis of accounting and estimated current replacement cost (“ECRC”), see our Annual Report on Form 10-K for the fiscal year ended December 31, 2016. We consider these non-GAAP financial measures to be important supplemental measures in the evaluation of our absolute and relative performance. However, we caution that these non-GAAP financial measures have limitations as analytical tools and may vary substantially from other measures of our performance. You should not consider them in isolation, or as a substitute for analysis of our results under GAAP in the United States. EBITDA, Adjusted EBITDA, and Adjusted EBITDA Margin: For our consolidated results, EBITDA represents net income (loss) before interest, taxes, depreciation and amortization. For each reporting segment, EBITDA represents operating income before depreciation and amortization, disposition and exit of business activities and earnings of unconsolidated joint ventures. Among other limitations, EBITDA does not: reflect the significant interest expense on our debt or reflect the significant depreciation and amortization expense associated with our long-lived assets; and EBITDA included herein should not be used for purposes of assessing compliance or non-compliance with financial covenants under our debt agreements since it calculation differs in such agreements. Other companies in our industry may calculate EBITDA differently than we do, limiting its usefulness as a comparative measure. As an analytical tool, Adjusted EBITDA is subject to all the limitations applicable to EBITDA. We prepare Adjusted EBITDA by eliminating from EBITDA the impact of a number of items we do not consider indicative of our on-going performance but you should be aware that in the future we may incur expenses similar to the adjustments in this presentation. Our presentation of Adjusted EBITDA should not be construed as an inference that our future results will be unaffected by unusual or non-recurring items. In addition, due to volatility in raw material prices, Adjusted EBITDA may, and often does, vary substantially from EBITDA and other performance measures, including net income calculated in accordance with U.S. GAAP. We define Adjusted EBITDA Margin as Adjusted EBITDA as a percentage of revenue (for each reporting segment or on a consolidated bases, as applicable). Adjusted Gross Profit and Adjusted Gross Profit Per Ton: We define Adjusted Gross Profit Per Ton as Adjusted Gross Profit divided by total sales volume (for each reporting segment or on a consolidated basis, as applicable). We define Adjusted Gross Profit as gross profit excluding certain charges and expenses. Adjusted Gross Profit is limited because it often varies substantially from gross profit calculated in accordance with U.S. GAAP due to volatility in raw material prices. Adjusted Diluted Earnings Per Share: Adjusted Diluted Earnings Per Share is Diluted Earnings (Loss) Per Share excluding the impact of a number of non- recurring items we do not consider indicative of our on-going performance. Net Debt: Net debt for Kraton is total debt (excluding debt of KFPC due to its own capital structure) less cash and cash equivalents. Consolidated net debt is Kraton net debt plus debt of KFPC less KFPC’s cash and cash equivalents. Management believes that net debt is useful to investors in determining our leverage since we could choose to use cash and cash equivalents to satisfy our debt obligations. Disclaimers

Kraton Second Quarter 2017 Earnings Call 4 Second Quarter 2017 Highlights Chemical segment Cost outs and synergy capture ▪ Delivered incremental $13 million of cost reductions and synergies in Q2'17 ▪ Expect to achieve synergy targets by year-end 2017 - one year early Free cash flow ▪ Expect stronger second half 2017 free cash flow▪ Continue to target debt reduction of $100 - $150 million in 2017 Polymer segment ▪ Strong quarter with Adjusted EBITDA of $62.8 million ▪ Pass through of Q1'17 raw material price increases resulted in sequential margin expansion ▪ Sales volume: Cariflex up 2%, Specialty Polymers up 4%, Performance Products down 2% (1) See non-GAAP reconciliations included in the accompanying financial tables for the reconciliation of each non-GAAP measure to its most directly comparable GAAP measure. (2) Defined as Adjusted EBITDA as a percentage of revenue. (1) ▪ Sequential growth in Adjusted EBITDA ▪ Adjusted EBITDA margin(2) of 20.3% - up 240 basis point sequentially ▪ Stabilization of market dynamics associated with low cost C5 hydrocarbon alternatives ▪ Improved pricing for tall oil fatty acid products ▪ Consolidated net income of $25.6 million and Adjusted EBITDA(1) of $101.5 million compared to $7.4 million and $92.7 million, respectively, in Q2'16 ▪ Q2'17 Adjusted EBITDA margin(2) of 19.3% Consolidated highlights

Kraton Second Quarter 2017 Earnings Call 5 (1) See non-GAAP reconciliations included in the accompanying financial tables for the reconciliation of each non-GAAP measure to its most directly comparable GAAP measure. (2) Defined as Adjusted EBITDA as a percentage of revenue. Consolidated Financial Results ▪ 690 basis point sequential improvement in Polymer segment Adjusted EBIDTA margin(2) - Adjusted EBITDA up 2x sequentially ▪ $5.1 million, 15.4%, sequential improvement in Chemical segment Adjusted EBITDA ▪ Cash flow improved in Q2'17, and we anticipate positive momentum continuing in the second half of 2017 ▪ Effective tax rate of 14.1% Three Months Ended June 30, 2017 2016 Change ($ In millions, except per share amounts) Revenue $ 525.3 $ 454.6 $ 70.7 Net income attributable to Kraton $ 25.6 $ 7.4 $ 18.2 Diluted earnings per share $ 0.81 $ 0.24 $ 0.57 Adjusted EBITDA(1) $ 101.5 92.7 $ 8.7 Adjusted EBITDA margin(2) 19.3% 20.4% (110 bp) Adjusted diluted earnings per share(1) $ 0.82 $ 0.63 $ 0.19

Kraton Second Quarter 2017 Earnings Call 6 Operating Income Adjusted EBITDA Operating Income and Adjusted EBITDA Q2'17 Q2'16 $36.1 $17.3 $62.8 $39.2 GP/Ton AGP/Ton Gross Profit/Ton and Adjusted Gross Profit/Ton Q1'17 Q2'17 $1,162 $952 $751 $1,005 Polymer Segment Financial Results (1) See non-GAAP reconciliations included in the accompanying financial tables for the reconciliation of each non-GAAP measure to its most directly comparable GAAP measure. (2) Defined as Adjusted EBITDA as a percentage of revenue. Adjusted EBITDA Margin(2) 18.7% 14.5% ▪ Solid start to paving season with paving volume up 26% compared to Q2'16 ▪ SIS margins stable compared to Q1'17 Q2 2017 Sales Volume Cariflex ↑ 2.0% Specialty Polymers ↑ 3.7% Performance Products ↓ 1.6% ($ In millions, except volume) Revenue and Sales Volume (kT) Q2'17 Q2'16 $335.1 $270.1 89.6 kT 89.8 kT (1)(1) Sequential margin recovery following significant Q1'17 raw material price inflation

Kraton Second Quarter 2017 Earnings Call 7 Operating Income Adjusted EBITDA Operating Income and Adjusted EBITDA Q2'17 Q2'16 $25.5 $29.5 $38.7 $53.5 Chemical Segment Financial Results (1) See non-GAAP reconciliations included in the accompanying financial tables for the reconciliation of each non-GAAP measure to its most directly comparable GAAP measure. (2) Defined as Adjusted EBITDA as a percentage of revenue. Adjusted EBITDA Margin(2) 20.3% 29.0% ▪ Q2'17 sales volume down 6.7%, the majority of which was lower margin product sales in Q2'17 compared to Q2'16 ▪ Q2'17 Adjusted EBITDA(1) down compared to Q2'16 ▪ Q2'16 benefited from lower CTO costs ▪ Adjusted EBITDA(1) up $5.1 million and 15.4% sequentially Revenue and Sales Volume (kT) Q2'17 Q2'16 $190.2 $184.5 Q2 2017 Sales Volume Adhesives ↑ 6.6% Performance Chemicals ↓ 12.7% Roads & Construction ↓ 4.8% Tires ↑ 7.4% 108.9 kT (1) 101.6 kT ($ In millions, except volume)

Kraton Second Quarter 2017 Earnings Call 8 Cost Reductions On Track 10_85 11_85 Cumulative Realization of Polymer Segment Cost Reduction 2015 2016 Q1'17 Q2'17 2017 Est. 2018 Est. $19 $31 $34 $37 $45 $70 Cumulative Realization of G&A Synergies 2016 Q1'17 Q2'17 2017 Est. $18 $21 $23 $25 Cumulative Realization of Chemical Segment Operational Cost Improvement 2016 Q1'17 Q2'17 2017 Est. $19 $27 $35 $40 ($ In millions) Aggregate life-to-date realization from these initiatives are $95 million

Kraton Second Quarter 2017 Earnings Call 9 Polymer Chemical Operating Income H1'17 H1'16 $77.8 $31.2 $43.2 $18.8 Polymer Chemical Adjusted EBITDA H1'17 H1'16 $94.9 $91.4 $72.2 $94.4 (1) See non-GAAP reconciliations included in the accompanying financial tables for the reconciliation of each non-GAAP measure to its most directly comparable GAAP measure. (2) Defined as Adjusted EBITDA as a percentage of revenue. Financial Results - YTD 2017 Six Months Ended June 30, 2017 2016 Change ($ In millions, except per share amounts) Revenue $ 983.4 $ 874.6 $ 108.9 Net income attributable to Kraton $ 32.0 $ 95.5 $ (63.5) Diluted earnings per share $ 1.01 $ 3.07 $ (2.06) Adjusted EBITDA(1) $ 167.1 185.8 $ (18.8) Adjusted EBITDA margin(2) 17.0% 21.2% (420 bp) Adjusted diluted earnings per share(1) $ 0.68 $ 1.44 $ (0.76) (1) $120.9 $50.0 $167.1 $185.8 ($ In millions)

Kraton Second Quarter 2017 Earnings Call 10 Capital Structure (1) See non-GAAP reconciliations included in the accompanying financial tables for the reconciliation of each non-GAAP measure to its most directly comparable GAAP measure. (2) This amount includes all of the indebtedness of our Kraton Formosa Polymers Corporation (KFPC) joint venture, located in Mailiao, Taiwan, which we own a 50% stake in and consolidate within our financial statements. Kraton Net Debt 06/30/17 12/31/16 $1,631.3 $1,613.4 KFPC Net Debt 06/30/17 12/31/16 $131.1 $101.7 ▪ Expect momentum from Q2'17 to continue into the second half of 2017 (realized $37 million decline in net debt in May and June combined) ($ In millions) (1) (1)(2)

Appendix

Kraton Second Quarter 2017 Earnings Call 12 2017 Modeling Assumptions(1) ($ In millions) Non-cash compensation expense $10 Depreciation & amortization $135 Interest expense Cash interest of approximately $111 million (excluding $3 million of JV interest) $139 Effective tax rate Non-GAAP basis 20%-25% 10% Capex $85 - $95 Estimated third quarter 2017 negative spread between FIFO and ECRC $34 Reduction in net debt(2) $100 - $150 (1) Management's estimates. These estimates are forward-looking statements and speak only as of July 27, 2017. Management assumes no obligation to update or confirm these estimates in light of new information or future events. (2) We have not reconciled net debt guidance to debt due to high variability and difficulty in making accurate forecasts and projections that are impacted by future decisions and actions. The actual amount of such reconciling items will have a significant impact if they were included in our net debt. Accordingly, a reconciliation of the non-GAAP financial measure guidance to the corresponding GAAP measures is not available without unreasonable effort. Note: Non-cash compensation expense is excluded in determining Adjusted EBITDA and included in determining Adjusted EPS.

Kraton Second Quarter 2017 Earnings Call 13 Polymer – Revenue by Geography and Product Group TTM June 30, 2017 CARIFLEX PERFORMANCE PRODUCTSSPECIALTY POLYMERS Revenue by Geog raph y Revenue by Product Grou p Asia Pacific 94% Americas 1% EMEA 5% Asia Pacific 30% EMEA 25% Americas 45% Asia Pacific 8% EMEA 45% Americas 47% Medical 94% Industrial 6% Other 29% Lubricant Additives 15%Polymod 13% Medical 11% Industrial 9% Personal Care 7% Cable Gels 6% Consumer 5% Adhsv & Coatings 5% Paving 35% Personal Care 19% Roofing 18% Pkg & Indust Adhsv 11% Other 10% Industrial 7%

Kraton Second Quarter 2017 Earnings Call 14 Chemical – Revenue by Geography TTM June 30, 2017 ADHESIVES TIRES ROADS & CONSTRUCTION PERFORMANCE CHEMICALS Americas 57% EMEA 32% Asia Pacific 11% Americas 31% EMEA 44% Asia Pacific 25% Americas 52% EMEA 46% Asia Pacific 2% Americas 42% EMEA 43% Asia Pacific 15%

Kraton Second Quarter 2017 Earnings Call 15 Polymer Reconciliation of Gross Profit to Adjusted Gross Profit Three Months Ended June 30, 2017 Three Months Ended March 31, 2017 (In thousands) Gross profit $ 85,322 $ 89,037 Add (deduct): Restructuring and other charges (a) 2,554 2,946 KFPC startup costs (b) 3,464 1,856 Non-cash compensation expense 131 178 Spread between FIFO and ECRC (1,389) (36,493) Adjusted gross profit (non-GAAP) $ 90,082 $ 57,524 Sales volume (kilotons) 89.6 76.6 Adjusted gross profit per ton $ 1,005 $ 751 a) Severance expenses and other restructuring related charges. b) Startup costs related to the joint venture company, KFPC.

Reconciliation of Net Income to Operating Income to Non-GAAP Financial Measures

	Three Months Ended June 30, 2017			Three Months Ended June 30, 2016		
	Polymer	Chemical	Total	Polymer	Chemical	Total
	(In thousands)					
Net income attributable to Kraton			$ 25,561			$ 7,401
Net loss attributable to noncontrolling interest			(2,136)			(533)
Consolidated net income			23,425			6,868
Add (deduct):						
Income tax expense			3,854			1,029
Interest expense, net			34,444			33,742
Earnings of unconsolidated joint venture			(118)			(102)
Disposition and exit of business activities			–			5,250
Operating income	$ 36,142	$ 25,463	61,605	$ 17,262	$ 29,525	46,787
Add (deduct):						
Depreciation and amortization	16,773	17,817	34,590	15,630	16,152	31,782
Disposition and exit of business activities	–	–	–	(5,250)	–	(5,250)
Earnings of unconsolidated joint venture	118	–	118	102	–	102
EBITDA	53,033	43,280	96,313	27,744	45,677	73,421
Add (deduct):						
Transaction, acquisition related costs, restructuring, and other costs (a)	4,579	(790)	3,789	5,562	2,044	7,606
Disposition and exit of business activities	–	–	–	5,250	–	5,250
KFPC startup costs (b)	4,419	–	4,419	1,019	–	1,019
Non-cash compensation expense	2,173	–	2,173	2,048	–	2,048
Spread between FIFO and ECRC	(1,389)	(3,825)	(5,214)	(2,420)	5,812	3,392
Adjusted EBITDA	$ 62,815	$ 38,665	$ 101,480	$ 39,203	$ 53,533	$ 92,736

a) Charges related to the evaluation of acquisition transactions, severance expenses, and other restructuring related charges.
b) Startup costs related to the joint venture company, KFPC.

Kraton Second Quarter 2017 Earnings Call 16

Kraton Second Quarter 2017 Earnings Call 17 Reconciliation of Net Income to Operating Income to Non-GAAP Financial Measures Three Months Ended March 31, 2017 Polymer Chemical Total (In thousands) Net income attributable to Kraton $ 6,413 Net loss attributable to noncontrolling interest (2,224) Consolidated net income 4,189 Add (deduct): Income tax benefit (expense) 1,218 Interest expense, net 34,305 Earnings of unconsolidated joint venture (127) Loss on extinguishment of debt 19,738 Disposition and exit of business activities — Operating income $ 41,628 $ 17,695 59,323 Add (deduct): Depreciation and amortization 16,324 16,819 33,143 Loss on extinguishment of debt (19,738) — (19,738) Earnings of unconsolidated joint venture 127 — 127 EBITDA 38,341 34,514 72,855 Add (deduct): Transaction, acquisition related costs, restructuring, and other costs (a) 4,674 220 4,894 Loss on extinguishment of debt 19,738 — 19,738 KFPC startup costs (b) 2,821 — 2,821 Non-cash compensation expense 2,974 — 2,974 Spread between FIFO and ECRC (36,493) (1,218) (37,711) Adjusted EBITDA $ 32,055 $ 33,516 $ 65,571 a) Charges related to the evaluation of acquisition transactions, severance expenses, and other restructuring related charges. b) Startup costs related to the joint venture company, KFPC.

Reconciliation of Net Income to Operating Income to Non-GAAP Financial Measures

	Six Months Ended June 30, 2017			Six Months Ended June 30, 2016		
	Polymer	Chemical	Total	Polymer	Chemical	Total
			(In thousands)			
Net income attributable to Kraton			$ 31,974			$ 95,488
Net loss attributable to noncontrolling interest			(4,360)			(1,075)
Consolidated net income			27,614			94,413
Add (deduct):						
Income tax benefit (expense)			5,072			(85,222)
Interest expense, net			68,749			67,580
Earnings of unconsolidated joint venture			(245)			(180)
Loss on extinguishment of debt			19,738			13,423
Disposition and exit of business activities			–			(40,001)
Operating income	$ 77,770	$ 43,158	120,928	$ 31,208	$ 18,805	50,013
Add (deduct):						
Depreciation and amortization	33,097	34,636	67,733	30,222	31,714	61,936
Disposition and exit of business activities	–	–	–	40,001	–	40,001
Loss on extinguishment of debt	(19,738)	–	(19,738)	(13,423)	–	(13,423)
Earnings of unconsolidated joint venture	245	–	245	180	–	180
EBITDA	91,374	77,794	169,168	88,188	50,519	138,707
Add (deduct):						
Transaction, acquisition related costs, restructuring, and other costs (a)	9,253	(570)	8,683	12,039	7,243	19,282
Disposition and exit of business activities	–	–	–	(40,001)	–	(40,001)
Loss on extinguishment of debt	19,738	–	19,738	13,423	–	13,423
Effect of purchase price accounting on inventory valuation (b)	–	–	–	–	24,719	24,719
KFPC startup costs (c)	7,240	–	7,240	1,859	–	1,859
Non-cash compensation expense	5,147	–	5,147	5,131	–	5,131
Spread between FIFO and ECRC	(37,882)	(5,043)	(42,925)	10,808	11,909	22,717
Adjusted EBITDA	$ 94,870	$ 72,181	$ 167,051	$ 91,447	$ 94,390	$ 185,837

a) Charges related to the evaluation of acquisition transactions, severance expenses, and other restructuring related charges.
b) Higher costs of goods sold for our Chemical segment related to the fair value adjustment in purchase accounting for their inventory.
c) Startup costs related to the joint venture company, KFPC.

Kraton Second Quarter 2017 Earnings Call 18

Kraton Second Quarter 2017 Earnings Call 19 Reconciliation of Diluted EPS to Adjusted Diluted EPS a) Charges related to the evaluation of acquisition transactions, severance expenses, and other restructuring related charges. b) We had higher costs of goods sold for our Chemical segment related to the fair value adjustment in purchase accounting for their inventory. c) Startup costs related to the joint venture company, KFPC. d) Reduction of income tax valuation allowance related to the assessment of our ability to utilize net operating losses in future periods. Three Months Ended June 30, Six Months Ended June 30, 2017 2016 2017 2016 Diluted earnings per share $ 0.81 $ 0.24 $ 1.01 $ 3.07 Transaction, acquisition related costs, restructuring, and other costs (a) 0.09 0.20 0.20 0.52 Disposition and exit of business activities — 0.11 — (0.82) Loss on extinguishment of debt — — 0.41 0.28 Effect of purchase price accounting on inventory valuation (b) — — — 0.63 KFPC startup costs (c) 0.07 0.01 0.12 0.02 Valuation allowance (d) — — — (2.78) Spread between FIFO and ECRC (0.15) 0.07 (1.06) 0.52 Adjusted diluted earnings per share (non-GAAP) $ 0.82 $ 0.63 $ 0.68 $ 1.44

Kraton Second Quarter 2017 Earnings Call 20 Reconciliation of Net Debt June 30, 2017 December 31, 2016 (In millions) Term Loan $ 886.0 $ 1,278.0 10.5% Senior Notes 440.0 440.0 7.0% Senior Notes 400.0 — ABL — — Capital lease 2.6 3.0 Kraton debt 1,728.6 1,721.0 Kraton cash 97.3 107.6 Kraton net debt 1,631.3 1,613.4 KFPC(1) loan 162.6 115.9 KFPC(1) cash 31.4 14.2 KFPC(1) net debt 131.1 101.7 Consolidated net debt $ 1,762.4 $ 1,715.1 (1) This amount includes all of the indebtedness of our Kraton Formosa Polymers Corporation (KFPC) joint venture, located in Mailiao, Taiwan, which we own a 50% stake in and consolidate within our financial statements. Note: May not foot due to rounding.